UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 12, 2006
MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647

(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100, Bloomington, Minnesota	55437

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (952) 346-4700

(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
On October 12, 2006, MGI PHARMA, INC. announced that it had received an approvable letter from the U.S. Food and Drug Administration (FDA) for Saforis™ (glutamine) Powder in UpTec™ for Oral Suspension, an investigational therapy for the treatment and prevention of oral mucositis. The FDA has requested an additional phase 3 trial to evaluate the efficacy of Saforis in the proposed indication. Attached to this Form 8-K as Exhibit 99.1 and incorporated herein by reference is the October 12, 2006 press release announcing the receipt of the approvable letter.
Section 9 —Financial Statements and Exhibits
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press Release of MGI PHARMA, Inc. dated October 12, 2006
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MGI PHARMA, INC.
Date: October 16, 2006	By:	/s/ WILLIAM F. SPENGLER
William F. Spengler
Executive Vice President and Chief Financial Officer

Exhibit Index
Exhibit 99.1           Press Release of MGI PHARMA, Inc. dated October 12, 2006